UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

Current Report

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

October 7, 2024

Date of Report (Date of earliest event reported)

IX Acquisition Corp.

(Exact Name of Registrant as Specified in its Charter)

Cayman Islands	001-40878	98-1586922
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

53 Davies Street, W1K 5JH United Kingdom	N/A
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: +44 (0) (203) 908-0450

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Units, each consisting of Class A ordinary share, par value $0.0001 per share, and one-half of one redeemable warrant	IXAQU	The Nasdaq Stock Market LLC
Class A ordinary shares, par value $0.0001 per share	IXAQ	The Nasdaq Stock Market LLC
Redeemable warrants, each warrant exercisable for one Class A ordinary share, each at an exercise price of $11.50 per share	IXAQW	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 3.01 Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing.

On October 7, 2024, IX Acquisition Corp. (the “Company”) received a notice from the staff of the Listing Qualifications Department of The Nasdaq Stock Market LLC (“Nasdaq”) stating that as the Company had not completed an initial business combination within 36 months of the effective date of its registration statement in connection with its initial public offering, it was not in compliance with Nasdaq IM 5101-2 and was therefore subject to delisting. The Company has until October 14, 2024 to request a hearing before the Nasdaq Hearings Panel (the “Panel”). Trading in the Company’s securities will be suspended at the opening of business on October 14, 2024. The Company does not intend to request a hearing.

Item 5.07. Submission of Matters to a Vote of Security Holders.

On October 9, 2024, the Company held an extraordinary general meeting of its shareholders (the “Meeting”), at which the shareholders voted on the following proposals, as set forth below, each of which is described in more detail in the definitive proxy statement (the “Proxy Statement”) filed with the U.S. Securities and Exchange Commission (the “SEC”) on September 24, 2024, which was first mailed by the Company to its shareholders on or about September 25, 2024.

As of September 16, 2024, the record date for the Meeting, there were 6,848,192 Class A ordinary shares and 1,747,879 Class B ordinary shares of the Company entitled to be voted at the Meeting. There were 6,831,335 ordinary shares representing approximately 79.47% of the issued and outstanding ordinary shares present in person or represented by proxy at the Meeting, constituting a quorum for the Meeting.

The shareholders approved the Third Extension Amendment Proposal and the Auditor Ratification Proposal.

A summary of the voting results at the Meeting is set forth below:

1.	Proposal One — The Third Extension Amendment Proposal

FOR	AGAINST	ABSTAIN
6,655,125	176,210	0

2.	Proposal Two — The Auditor Ratification Proposal

FOR	AGAINST	ABSTAIN
6,664,336	166,999	0

Item 8.01. Other Events.

In connection with the shareholders’ vote at the Meeting, 1,235,698 shares were tendered for redemption.

Item 9.01 Financial Statements and Exhibits.

Exhibit No.	Description
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: October 11, 2024

IX ACQUISITION CORP.

By:	/s/ Noah Aptekar
Name:	Noah Aptekar
Title:	Chief Financial Officer